Dreyfus

Connecticut Intermediate Municipal Bond Fund

SEMIANNUAL REPORT September 30, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)


The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                            Dreyfus Connecticut

                                               Intermediate Municipal Bond Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Connecticut Intermediate Municipal Bond Fund, covering the six-month period from April 1, 1999 through September 30, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Samuel Weinstock.

When the reporting period began, evidence had emerged that the U.S. economy was growing strongly in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might re-emerge caused the Federal Reserve Board to raise short-term interest rates twice during the summer of 1999, effectively offsetting most of last fall' s interest-rate cuts. Higher interest rates led to some erosion of municipal bond prices, especially toward the end of the reporting period.

In this environment, however, the yields of tax-exempt bonds have recently been quite attractive compared to the after-tax yields of taxable bonds of comparable maturity and credit quality. This is especially true for investors in the higher federal income tax brackets.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Connecticut Intermediate Municipal Bond Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

October 15, 1999




DISCUSSION OF FUND PERFORMANCE

Samuel Weinstock, Portfolio Manager

How did Dreyfus Connecticut Intermediate Municipal Bond Fund perform during the period?

The fund produced a -1.38% total return over the six-month period ended September 30, 1999,(1) compared to a -2.05% total return for the Other States Intermediate Municipal Debt Funds category average.(2) We attribute our relative outperformance both to our security selection strategy, which helped mitigate the effects of rising interest rates, and the nature of Connecticut's municipal bond market, in which a lack of new issuance has supported existing bond prices.

What is the fund's investment approach?

The fund' s objective is to seek as high a level of income exempt from federal and Connecticut state income taxes as is consistent with the preservation of capital. To pursue this goal, we have attempted to manage the portfolio with an eye toward maintaining or improving income. Total return, which includes capital gains, is not a primary objective.

In pursuing these goals, we employ four primary strategies. First, we strive to identify the maturity range that we believe will provide the most favorable returns over the next year or two. Second, we evaluate issuers' credit quality to find bonds that we believe provide high yields at attractive prices. Third, we look for bonds with attractively high interest payments, even if they sell at a premium to face value. Fourth, we assess individual bonds' early redemption features, focusing on those that cannot be redeemed quickly by their issuers. Typically, the bonds we select for the portfolio will have several of these qualities.

We also evaluate the bonds' likely performance under various market scenarios. We generally select securities that we believe are most likely to provide the best returns over an anticipated range of interest-rate levels. In other cases, we hold certain securities because of our belief that they will participate strongly in market rallies and provide protection against market declines.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

First, and perhaps most important, the Federal Reserve Board increased short-term interest rates twice during the summer in an attempt to forestall inflationary pressures. While the U.S. economy has continued to grow with little actual increase in inflation, the Federal Reserve Board is concerned that continued unrestrained growth could cause dormant inflationary pressures to re-awaken. This tightening of the nation's monetary policy -- which essentially rescinds two-thirds of 1998' s interest-rate cuts -- led to higher yields for most fixed-income securities. Because bond prices and yields move in opposite directions, municipal bond prices fell.

Second, strong economic conditions have contributed to the nation's first federal budget surplus in many years. While the government has had less need to issue U.S. Treasury securities, demand has remained high from domestic and overseas investors. This imbalance between supply and demand constrained the rise of taxable bond yields relative to tax-exempt bonds. As a result, municipal bonds are currently offering tax-exempt yields that compare very favorably with taxable yields after adjusting for taxes.

What is the fund's current strategy?

We have continued to search for attractive bonds in Connecticut's municipal bond market. When we identified bonds that we believed would help us maintain or increase income, we attempted to upgrade the portfolio by replacing existing holdings with new, more attractive securities. This strategy led us to eliminate a number of deep discount bonds from the portfolio, especially those that were potentially subject to disqualification from tax-exempt status when held by corporations. We also sold bonds that we considered too vulnerable to interest-rate risk, especially those that could have been redeemed by their issuers within the next several years.

We have attempted to replace these securities with shorter maturity bonds and insured bonds(3) that we believe are less vulnerable to rising interest rates. By reducing the portfolio' s maturity risk, we expect to be better able to maintain the fund's income and share price for as long as interest rates continue to rise. Perhaps just as important, shorter maturity bonds may give us greater flexibility to extend our maturities when interest rates peak. By doing so, we hope to lock in yields and participate in the potential for capital appreciation.

However, our ability to find bonds that meet our criteria has been limited. In a strong economy, fewer Connecticut issuers have needed to borrow in the tax-exempt marketplace. As a result, we have been quick to respond to any new bond issuance that gives us an opportunity to upgrade the portfolio.

October 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CONNECTICUT RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC.

(3) NEITHER THE MARKET VALUE OF THE BONDS COVERED BY SUCH INSURANCE, NOR FUND SHARES, ARE INSURED. INSURANCE EXTENDS ONLY TO THE REPAYMENT OF PRINCIPAL OR TO PORTFOLIO BONDS THAT DEFAULT.

                                                                      The Fund

STATEMENT OF INVESTMENTS

September 30, 1999 (Unaudited)

                                                                                              Principal
Long-Term Municipal Investments--98.3%                                                       Amount ($)  Value ($)
-------------------------------------------------------------------------------------------------------------------------

Connecticut--82.9%

Bridgeport 6%, 9/1/2006 (Insured; AMBAC)                                                      1,750,000  1,883,525

Chesire 5.10%, 8/15/2006                                                                        530,000    542,773

Columbia:

   5.20%, 6/15/2002                                                                             265,000    271,665

   5.30%, 6/15/2003                                                                             265,000    273,838

   5.40%, 6/15/2004                                                                             265,000    275,809

State of Connecticut:

   5.80%, 11/15/2002                                                                          1,500,000  1,569,750

   5.25%, 3/15/2010                                                                           5,500,000  5,604,060

   5.125%, 8/15/2011                                                                            500,000    500,545

   5.25%, 3/1/2012                                                                            3,000,000  3,009,810

   5.25%, 12/15/2012                                                                            300,000    301,110

   Clean Water Fund Revenue:

      5.40%, 4/1/2003                                                                         1,000,000  1,034,590

      5.40%, 6/1/2007                                                                         1,805,000  1,869,709

      5.125%, 7/1/2007 (Insured; MBIA)                                                        2,000,000  2,041,100

      5.75%, 12/1/2013                                                                        1,000,000  1,023,510

   Special Assessment Second Injury Fund Revenue

      5.20%, 1/1/2010 (Insured; AMBAC)                                                        3,000,000  3,025,590

   Special Tax Obligation Revenue
      (Transportation Infrastructure):

         5.60%, 9/1/2002                                                                      3,000,000  3,110,400

         5.25%, 9/1/2007                                                                      1,115,000  1,146,577

         5.25%, 9/1/2007 (Insured; MBIA)                                                      1,360,000  1,399,413

Connecticut Clean Water Fund, Revenue 5.125%, 9/1/2012                                          740,000    735,138

Connecticut Development Authority, Revenue

   (Duncaster Project) 5.50%, 8/1/2011 (Insured; AGIC)                                        2,405,000  2,422,508

Connecticut Health and Educational Facilities Authority, Revenue:

  (Connecticut State University System):

      5%, 11/1/2007 (Insured; MBIA)                                                           1,820,000  1,844,697

      5.125%, 11/1/2010 (Insured; MBIA)                                                       1,145,000  1,149,454

   (Greenwich Hospital) 5.75%, 7/1/2006 (Insured; MBIA)                                       1,000,000  1,059,780

   (Kent School) 5.10%, 7/1/2007 (Insured; MBIA)                                                500,000    509,740

   (Stamford Hospital) 5.20%, 7/1/2007 (Insured; MBIA)                                        2,210,000  2,245,758

   (University of Hartford):

      6.20%, 7/1/2001                                                                           750,000    763,118

      6.25%, 7/1/2002                                                                           700,000    715,855

   (University of New Haven) 6%, 7/1/2006                                                       900,000    912,096

   (Yale New Haven Hospital) 5.50%, 7/1/2010                                                  1,810,000  1,863,666

Connecticut Higher Education Supplemental
   Loan Authority, Revenue (Family Education Loan Program):

      5.70%, 11/15/2004                                                                       1,220,000  1,267,714

      5.80%, 11/15/2005                                                                       1,655,000  1,724,361


                                                                                              Principal
Long-Term Municipal Investments (continued)                                                  Amount ($)  Value ($)
-------------------------------------------------------------------------------------------------------------------------

Connecticut (continued)

Connecticut Higher Education Supplemental Loan
  Authority, Revenue (continued)

    (Family Education Loan Program):

         5.90%, 11/15/2006                                                                    1,745,000  1,823,804

         5.50%, 11/15/2008                                                                    1,615,000  1,608,023

         5.60%, 11/15/2009                                                                    1,715,000  1,706,511

Connecticut Housing Finance Authority
  (Housing Mortgage Finance Program):

      5.90%, 5/15/2006                                                                          775,000    802,520

      5.65%, 11/15/2007                                                                       1,000,000  1,018,500

      5.50%, 11/15/2035                                                                         850,000    788,647

Connecticut Municipal Electric Energy Cooperative, Power Supply
  System Revenue:

      5%, 1/1/2008 (Insured; MBIA)                                                            1,500,000  1,511,490

      5%, 1/1/2010 (Insured; MBIA)                                                            1,570,000  1,560,549

Connecticut Regional School District Number 5:

   5.25%, 1/15/2004 (Insured; MBIA)                                                             400,000    413,216

   5.40%, 1/15/2005 (Insured; MBIA)                                                             400,000    416,392

   5.50%, 1/15/2006 (Insured; MBIA)                                                             400,000    415,852

Connecticut Resource Recovery Authority,
   Revenue (Bridgeport Resco Co. LP Project)
   5.375%, 1/1/2006                                                                           2,500,000  2,573,250

Danbury:

   5.10%, 8/15/2003                                                                             815,000    837,274

   5.25%, 8/15/2004                                                                             815,000    844,153

Derby:

   5.40%, 5/15/2004 (Insured; AMBAC)                                                            420,000    436,863

   5.50%, 5/15/2005 (Insured; AMBAC)                                                            620,000    648,439

Eastern Connecticut Resources Recovery Authority,
   Solid Waste Revenue

   (Wheelabrator Lisbon Project) 5.25%, 1/1/2006                                                820,000    805,174

East Hampton:

   5.25%, 7/15/2004 (Insured; FGIC)                                                             300,000    310,953

   5.40%, 7/15/2005 (Insured; FGIC)                                                             305,000    318,536

   5.50%, 7/15/2006 (Insured; FGIC)                                                             305,000    320,018

East Lyme:

   5.20%, 8/1/2003                                                                              425,000    437,686

   5.60%, 8/1/2009                                                                              415,000    429,085

Easton:

   5.05%, 6/1/2007                                                                              270,000    275,416

   5.15%, 6/1/2008                                                                              270,000    275,397

   5.25%, 6/1/2009                                                                              245,000    250,020

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
Long-Term Municipal Investments (continued)                                                  Amount ($)  Value ($)
-------------------------------------------------------------------------------------------------------------------------

Connecticut (continued)

Guilford:

   5.50%, 10/15/2002                                                                          1,000,000  1,035,730

   5.25%, 1/15/2004                                                                             300,000    310,269

   5.40%, 1/15/2005                                                                             325,000    338,786

   5.50%, 1/15/2006                                                                             325,000    338,344

Glastonbury:

   4.125%, 4/1/2009                                                                             500,000    466,505

   4.25%, 4/1/2010                                                                              700,000    652,344

   4.50%, 4/1/2012                                                                              700,000    650,188

Hamden:

   5.25%, 10/1/2001                                                                             445,000    454,959

   5.40%, 10/1/2003                                                                             425,000    440,997

Hartford 5.30%, 10/1/2008 (Insured; FGIC)                                                     1,000,000  1,027,220

Meriden 5.50%, 11/15/2001 (Insured; MBIA)                                                     1,300,000  1,338,077

Middletown 5%, 4/15/2008                                                                      1,760,000  1,773,957

New Britain:

   5.375%, 3/1/2003 (Insured; MBIA)                                                             750,000    773,790

   5.50%, 3/1/2004 (Insured; MBIA)                                                            1,000,000  1,041,060

New Canaan:

   5.25%, 2/1/2009                                                                              550,000    568,046

   5.30%, 2/1/2010                                                                              650,000    673,095

New Fairfield 4.80%, 3/15/2003 (Insured; MBIA)                                                  550,000    558,300

New Haven:

   6.50%, 12/1/2002                                                                           1,060,000  1,115,968

   6.50%, 12/1/2002 (Escrowed to Maturity)                                                      350,000    373,279

   6.75%, 12/1/2005                                                                             845,000    922,199

   5.25%, 8/1/2006 (Insured; FGIC)                                                            1,200,000  1,235,652

   5%, 8/1/2008 (Insured; FGIC)                                                               2,185,000  2,194,002

New London:

   5.10%, 10/1/2002 (Insured; MBIA)                                                             300,000    307,416

   5.20%, 10/1/2003 (Insured; MBIA)                                                             575,000    592,883

New Milford:

   5.20%, 8/1/2003                                                                              550,000    566,225

   5.40%, 8/1/2006                                                                              380,000    395,713

   5.50%, 8/1/2007                                                                              425,000    444,635

Norwalk Maritime Center Authority,
   Revenue (Martime Center Project)

      5.50%, 2/1/2003                                                                           670,000    693,329

Norwich 5.75%, 9/15/2005                                                                        875,000    927,605



                                                                                               Principal
Long-Term Municipal Investments (continued)                                                   Amount ($) Value ($)
-------------------------------------------------------------------------------------------------------------------------

Connecticut (continued)

Redding:

   6.55%, 4/15/2008                                                                             200,000    223,912

   6.60%, 4/15/2009                                                                             200,000    224,398

South Central Connecticut Regional Water Authority,
   Water Systems Revenue:

      5.50%, 8/1/2003 (Insured; FGIC)                                                         2,000,000  2,080,680

      5.25%, 8/1/2011 (Insured; FGIC)                                                           890,000    896,506

Southington:

   5.40%, 9/15/2005 (Insured; MBIA)                                                             455,000    475,002

   5.50%, 9/15/2006 (Insured; MBIA)                                                             455,000    477,068

   5.60%, 9/15/2007 (Insured; MBIA)                                                             455,000    477,268

Stamford:

   6.625%, 3/15/2004                                                                          1,620,000  1,764,439

   6.625%, 3/15/2004 (Escrowed to Maturity)                                                   1,130,000  1,228,423

   7.75%, 1/15/2005                                                                           1,650,000  1,892,501

Stratford 5.625%, 11/1/2007 (Insured; FGIC)                                                   2,490,000  2,585,591

University of Connecticut , College and University Revenue:

   4.75%, 2/1/2008 (Insured; FGIC)                                                            3,000,000  2,978,430

   5%, 6/1/2010 (Insured; MBIA)                                                               2,620,000  2,612,323

Vernon:

   5.30%, 9/15/2004 (Insured; MBIA)                                                             360,000    373,878

   5.40%, 9/15/2005 (Insured; MBIA)                                                             360,000    375,826

   5.50%, 9/15/2006 (Insured; MBIA)                                                             360,000    375,282

Wallingford:

   5.40%, 6/15/2003                                                                             400,000    414,284

   5.30%, 6/1/2004                                                                              500,000    517,605

Waterbury:

   4.90%, 4/15/2002 (Insured; FGIC)                                                           1,650,000  1,672,176

   5%, 4/15/2003 (Insured; FGIC)                                                              2,060,000  2,095,700

West Haven 4.10%, 2/1/2008 (Insured; AMBAC)                                                     585,000    548,180

Westport:

   5.10%, 6/15/2003                                                                             500,000    514,150

   5.20%, 6/15/2004                                                                             500,000    517,560

U.S. Related--15.4%

Commonwealth of Puerto Rico:

   5.30%, 7/1/2004 (Insured; MBIA)                                                            1,000,000  1,042,720

   Public Improvement 5.25%, 7/1/2012                                                         2,600,000  2,589,028

Puerto Rico Electric and Power Authority, Power Revenue

   6.125%, 7/1/2009 (Insured; MBIA)                                                           4,000,000  4,390,600

                                                                                                                           The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                         Principal
Long-Term Municipal Investments (continued)                                             Amount ($)       Value ($)
-------------------------------------------------------------------------------------------------------------------------

Connecticut (continued)

Puerto Rico Municipal Finance Agency 5.60%, 7/1/2002                                          3,900,000  4,028,466

Virgin Islands, Subordinate Tax (Insurance Claims Fund Program

   General Obligation Matching Fund) 5.65%, 10/1/2003                                         2,545,000  2,609,847

Virgin Islands Public Finance Authority,

  Revenue, Matching Fund Loan Notes:

      6.90%, 10/1/2001                                                                        2,000,000  2,118,080

      5.50%, 10/1/2008                                                                        1,500,000  1,510,575

Virgin Islands Port Authority, Airport Revenue
   4.35%, 9/1/2003                                                                            2,830,000  2,771,447

Virgin Islands Water and Power Authority,
   Water Systems Revenue

   7.20%, 1/1/2002                                                                              200,000    207,302
-------------------------------------------------------------------------------------------------------------------------

Total Investments

   (cost $133,422,875)                                                                            98.3%              135,725,247

Cash and Receivables (Net)                                                                         1.7%                2,314,680

Net Assets                                                                                       100.0%              138,039,927



Summary of Abbreviations

AGIC             Asset Guaranty Insurance Company                       MBIA                 Municipal Bond
AMBAC            American Municipal Bond                                                        Investors Assurance
                    Assurance Corporation                                                       Insurance Corporation
FGIC             Financial Guaranty Insurance Company

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


Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              54.8
AA                               Aa                              AA                                               24.3
A                                A                               A                                                13.3
BBB                              Baa                             BBB                                               5.5
Not Rated (a)                    Not Rated (a)                   Not Rated (a)                                     2.1
                                                                                                                 100.0

(A) SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED
SECURITIES IN WHICH THE FUND MAY INVEST.

                                                                      The Fund

STATEMENT OF ASSETS AND LIABILITIES

September 30, 1999 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

Assets ($):

Investments in securities--See Statement of
Investments                                            133,422,875  135,725,247

Cash                                                                    487,049

Interest receivable                                                   1,854,372

Receivable for investment securities sold                               101,840

Prepaid expenses                                                         11,589

                                                                    138,180,097
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            77,341

Payable for shares of Beneficial Interest redeemed                          731

Accrued expenses                                                         62,098

                                                                        140,170
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      138,039,927
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     137,152,550

Accumulated net realized gain (loss) on investments                  (1,414,995)

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 4                                             2,302,372
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      138,039,927
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized)
                                                                     10,229,272

Net Asset Value, offering and redemption price per share--Note 3(d) ($)
                                                                          13.49

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended September 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

Investment Income ($):

Interest Income                                                      3,491,071

Expenses:

Management fee--Note 3(a)                                              419,694

Shareholder servicing costs--Note 3(b)                                  97,512

Professional fees                                                       15,081

Registration fees                                                        7,652

Trustees' fees and expenses--Note 3(c)                                   6,699

Custodian fees                                                           5,350

Prospectus and shareholders' reports                                     4,518

Loan commitment fees--Note 2                                               296

Miscellaneous                                                           11,245

Total Expenses                                                         568,047

Less--reduction in management fee due to

   undertaking--Note 3(a)                                              (17,429)

Net Expenses                                                           550,618

Investment Income--Net                                               2,940,453
--------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments--Note 4 ($):

Net realized gain (loss) on investments                                (19,431)

Net unrealized appreciation (depreciation) on investments           (4,840,155)

Net Realized and Unrealized Gain (Loss) on Investments              (4,859,586)

Net (Decrease) in Net Assets Resulting from Operations              (1,919,133)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                       The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                       September 30, 1999           Year Ended
                                               (Unaudited)      March 31, 1999
--------------------------------------------------------------------------------

Operations ($):

Investment income--net                          2,940,453            5,614,799

Net realized gain (loss) on investments          (19,431)              429,909

Net unrealized appreciation (depreciation)
   on investments                             (4,840,155)              471,367

Net Increase (Decrease) in Net Assets
   Resulting from Operations                  (1,919,133)            6,516,075
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (2,940,453)           (5,614,799)

Net realized gain on investments                       --               (1,930)

Total Dividends                               (2,940,453)           (5,616,729)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  16,089,522           30,133,025

Dividends reinvested                            2,319,988            4,348,768

Cost of shares redeemed                       (17,471,209)         (25,701,924)

Increase (Decrease) in Net Assets from
   Beneficial Interest Transactions              938,301             8,779,869

Total Increase (Decrease) in Net Assets        (3,921,285)           9,679,215
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           141,961,212          132,281,997

End of Period                                 138,039,927          141,961,212
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,172,721            2,154,340

Shares issued for dividends reinvested            169,787              310,650

Shares redeemed                                (1,275,163)          (1,839,719)

Net Increase (Decrease) in Shares Outstanding      67,345              625,271

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                         Six Months Ended
                                       September 30, 1999                             Year Ended March 31,
                                                            ------------------------------------------------------------------

                                                (Unaudited)     1999        1998          1997          1996          1995
----------------------------------------------------------------------------------------------------------------------------------

Per Share Data ($):

Net asset value,
   beginning of period                               13.97     13.87       13.33         13.35         13.03         12.98

Investment Operations:

Investment income--net                                 .29       .58         .60           .59           .60           .65

Net realized and unrealized

   gain (loss) on investments                         (.48)      .10         .54          (.01)          .31           .05

Total from Investment Operations                      (.19)      .68        1.14           .58           .91           .70

Distributions:

Dividends from investment
   income--net                                        (.29)     (.58)       (.60)         (.60)         (.59)         (.65)

Net asset value, end of period                       13.49     13.97       13.87         13.33         13.35         13.03
----------------------------------------------------------------------------------------------------------------------------------

Total Return (%)                                     (2.75)(a)  4.96        8.65          4.38          7.09          5.60
----------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data (%):

Ratio of expenses to
   average net assets                               .79(a)       .80         .78           .78           .72           .34

Ratio of net investment income
   to average net assets                           4.19(a)      4.13        4.34          4.42          4.46          5.08

Decrease reflected in above
   expense ratios due to
   undertakings by the Manager                      .02(a)       .06         .06           .06           .13           .50

Portfolio Turnover Rate                            4.69(b)     12.71        6.90         29.56         19.91         31.66
----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                   138,040     141,961     132,282        129,464      134,110       131,681

(A) ANNUALIZED.

(B) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Connecticut Intermediate Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal and Connecticut income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $3,305 during the period ended September 30, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

                                                                       The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund has an unused capital loss carryover of approximately $1,385,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 1999. This amount is calculated based on federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, the carryover expires in fiscal 2004.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended September 30, 1999, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions  With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from April 1, 1999 through September 30, 1999 to reduce the management fee paid by the fund, to the extent that the fund's aggregate annual expenses, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceeded an annual rate of .80 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $17,429 during the period ended September 30, 1999.

(B) Under the fund' s Shareholder Services Plan, the fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended September 30, 1999, the fund was charged $55,729 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 1999, the fund was charged $25,683 pursuant to the transfer agency agreement.

(C) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within fifteen days following the date of issuance, including redemptions made through use of the fund's Exchange privilege. During the period ended September 30, 1999, redemption fees retained by the fund amounted to $245.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 1999 amounted to $8,559,755 and $6,405,690, respectively.

At September 30, 1999, accumulated net unrealized appreciation on investments was $2,302,372, consisting of $3,312,385 gross unrealized appreciation and $1,010,013 gross unrealized depreciation.

At September 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                      The Fund

NOTES



                                                           For More Information

                        Dreyfus Connecticut
                        Intermediate Municipal
                        Bond Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager
                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

Custodian
The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor
Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 1999 Dreyfus Service Corporation                                   914SA999